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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to § 240.14a-12
SPX CORPORATION
(Name of Registrant as Specified in its Charter)
RELATIONAL INVESTORS LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy

RELATIONAL INVESTORS LLC
PROXY STATEMENT
IN CONNECTION WITH THE
2005 ANNUAL MEETING OF STOCKHOLDERS
OF
SPX CORPORATION

        This proxy statement is being furnished to the stockholders of SPX Corporation, a Delaware corporation with principal executive offices at 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277 (the "Company"), in connection with the solicitation of proxies by the Relational Funds for use at the 2005 Annual Meeting of Stockholders of the Company, and any adjournments, continuations or postponements thereof (the "2005 Annual Meeting"), to elect David H. Batchelder and Ralph V. Whitworth (the "Relational Funds Nominees") as directors of the Company.

        As used herein, the "Relational Funds" refers to Relational Investors LLC (sometimes referred to as "Relational LLC"), Relational Investors, L.P., Relational Partners, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors III, L.P., Relational Investors VIII, L.P., Relational Investors X, L.P., Relational Investors XI, L.P., Relational Investors XII, L.P., David H. Batchelder, Joel L. Reed, Ralph V. Whitworth and James J. Zehentbauer.

        The Relational Funds beneficially own an aggregate of 4,257,145 shares of the Company's common stock, par value $10.00 per share (referred to as the "Common Stock"), representing approximately 5.67% of the 75,136,350 shares of Common Stock outstanding as of October 28, 2004, as reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004. Unless otherwise indicated, references in this proxy statement to the percentage of outstanding shares of Common Stock owned by any person were computed based upon the number of outstanding shares as reported by the Company as of October 28, 2004.

        The Relational Funds will provide this proxy statement to certain Company stockholders with whom it has discussions regarding the 2005 Annual Meeting and the Relational Funds Nominees commencing on or about November 15, 2004. This proxy statement will be provided to all Company stockholders to whom forms of WHITE proxy are furnished by the Relational Funds, or from whom WHITE proxies are requested by the Relational Funds, no later than the time such forms of proxy are furnished or such request is made.

        Pursuant to the Company's Bylaws (as amended as of April 1, 2003), an annual meeting of Company stockholders is to be held on such date as shall be designated from time to time by the Company's Board of Directors (the "Board"). The Company has not yet announced the date, time, place or the record date of the 2005 Annual Meeting, but the Relational Funds expect that the Company will do so in due course. Only stockholders of record at the close of business on the record date fixed by the Board or, if no record date is fixed, then at the close of business on the day next preceding the day on which notice of the 2005 Annual Meeting is given, will be entitled to notice of and to vote at the 2005 Annual Meeting.

        The date of this proxy statement is December 10, 2004, and the Relational Funds expect to first send or make this proxy statement available to certain stockholders on or about December 10, 2004.

        No proxy for use at the 2005 Annual Meeting is included with this proxy statement. A WHITE proxy card will be provided by the Relational Funds after the Company notifies stockholders of the record date and matters to be voted upon at the 2005 Annual Meeting, or at an earlier date if the Relational Funds deem it appropriate.

        Any stockholder of the Company who executes and delivers a WHITE proxy will have the right to revoke it at any time before it is voted, by filing an instrument revoking the earlier WHITE proxy or a duly executed proxy relating to the same shares and bearing a later date with Georgeson Shareholder Communications, Inc., the Relational Funds' proxy solicitor, at P.O. Box 992, Wall Street Station, New York, New York, 10268-0992 or with the Secretary of the Company at its principal executive offices at 13515 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, or by voting in person at the 2005 Annual Meeting.

        If you previously voted for the Company's nominees, you can change your vote. To change your vote, simply sign, date and return the Relational Funds' WHITE proxy card to Georgeson Shareholder Communications, Inc. at the address set forth above. We strongly urge you to vote FOR the Relational Funds Nominees. Only your latest dated proxy will count at the 2005 Annual Meeting

        If you hold your shares through a bank, broker or other nominee holder, you will need to contact your nominee if you want to revoke a proxy or change your vote by following the directions they provide.

RECENT DEVELOPMENTS

        On December 9, 2004, the Company announced that Mr. John B. Blystone was resigning from his positions as Chairman, President and Chief Executive Officer of the Company and as a Director, effective as of December 8, 2004. The Company filed a Current Report on Form 8-K announcing the resignation and related matters, and attached a copy of the agreement setting forth the benefits, compensation and other arrangements involving Mr. Blystone in connection with his resignation. Copies of the Form 8-K are available without charge at the SEC's website at www.sec.gov. References in this proxy statement to "the Chief Executive Officer" or the "Company's Chief Executive Officer" are to Mr. Blystone unless otherwise noted.

PROPOSAL FOR ELECTION OF DIRECTORS

        On November 15, 2004, Relational LLC provided written notice to the Company on behalf of Relational Investors, L.P. of its intent to nominate David H. Batchelder and Ralph V. Whitworth as the Relational Funds Nominees for election to the Board at the 2005 Annual Meeting.

        Based on information contained in reports filed by the Company with the Securities and Exchange Commission (the "Commission"), the Board currently is comprised of six directors, divided into three classes of two directors each. Based on information in the section entitled "Election of Directors" in the Company's proxy statement for the 2004 Annual Meeting of Stockholders (the "2004 Proxy Statement"), the Relational Funds expect that two of the six directors will come up for election at the 2005 Annual Meeting. However, the Relational Funds reserve the right to nominate additional individuals for election in addition to the Relational Funds Nominees if the size of the Board is increased and such additional positions are voted upon at the 2005 Annual Meeting. If such additional positions are voted upon, and if the Relational Funds determine to nominate additional individuals for election, the Relational Funds will file amendments or supplements to this proxy statement and may provide a revised form of WHITE proxy card to the extent appropriate or required by law. Any such amended, supplemental or revised proxy materials will explain such developments and will provide all other information required to be provided to Company stockholders by applicable law.

        As mentioned above, the Relational Funds will distribute at a later date a WHITE proxy card which will include the names of the two Relational Funds Nominees and may include other matters that may be brought before the 2005 Annual Meeting. The Relational Funds currently expect to amend this proxy statement and the related WHITE proxy card to reflect any additional matters that may be included in the Relational Funds proxy card, as well as the Relational Funds' recommended votes on such matters, once those matters have been announced by the Company. Duly executed WHITE proxies in the form provided by the Relational Funds will be voted FOR the Relational Funds Nominees described below, unless the stockholder giving the proxy otherwise instructs. The Relational

Funds WHITE proxy card will provide that stockholders may withhold authority to vote for one or more of the Relational Funds Nominees by writing the name of the nominee(s) in the space provided for that purpose on the WHITE proxy card.

If you hold your shares through a bank, broker or other nominee holder, you should be aware that only that nominee holder can sign a WHITE proxy card with respect to your shares, and only after receiving specific instructions on how to vote from you. Please contact all nominee holders of your shares and instruct them to sign and return a WHITE proxy card to vote your shares FOR the Relational Funds Nominees.

THE RELATIONAL FUNDS NOMINEES

        Each Relational Funds Nominee has given his consent to be named in this proxy statement and any other proxy statement for the 2005 Annual Meeting and has confirmed his intent and consent to serve on the Board if elected. If the Relational Funds Nominees are elected and take office as directors, they intend to discharge their duties as directors of the Company in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. The information below concerning the age, principal occupation, directorships and beneficial ownership of Common Stock has been furnished by the respective Relational Funds Nominees.

Name, Business Address and Age	Present Principal Occupation and Principal Occupations During Last Five (5) Years Directorships	Shares of Common Stock Owned		Percent of Common Stock
David H. Batchelder c/o Relational Investors LLC 11975 El Camino Real Suite 300 San Diego, California 92130 Age 55	Principal of Relational Investors LLC, an investment advisory firm, since March 1996 and a principal of Relational Advisors LLC, a financial advisory and consulting firm, since establishing the firm in 1988. Relational Advisors LLC is a registered broker-dealer under Section 15(b) of the Securities Exchange Act of 1934, as amended, and a member of the National Association of Securities Dealers, Inc. The address of Relational Investors LLC and Relational Advisors LLC is 11975 El Camino Real, Suite 300, San Diego, California 92130. Mr. Batchelder serves as a director of Washington Group International, Inc. and ConAgra Foods, Inc., and also serves as a director of privately held Titan Investment Partners, LLC, and Seaspan International LTD (including a number of its affiliate companies). Mr. Batchelder has never served as an officer or director of the Company.	4,257,145	(1)	5.67%
Ralph V. Whitworth c/o Relational Investors LLC 11975 El Camino Real Suite 300 San Diego, California 92130 Age 49
	Chairman of the Board of Directors of Apria Healthcare Group since 1998. Mr. Whitworth has been a principal of Relational Investors LLC since March 1996 and a principal of Relational Advisors LLC, a financial advisory and consulting firm, since January 1997. Relational Advisors LLC is registered as a broker-dealer under Section 15(b) of the Securities Exchange Act of 1934, as amended, and a member of the National Association of Securities Dealers, Inc. The address of Relational Investors LLC and Relational Advisors LLC is 11975 El Camino Real, Suite 300, San Diego, California 92130. Mr. Whitworth is also a director of privately held Titan Investment Partners, LLC. Mr. Whitworth has never served as an officer or director of the Company.	4,257,145	(1)	5.67%

(1)
Consists of an aggregate of 4,257,145 shares of Common Stock beneficially owned by Relational Investors, L.P., Relational Investors LLC (including 10,014 shares owned by the David H. Batchelder Trust), Relational Partners, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors III, L.P., Relational Investors VIII, L.P., Relational Investors X, L.P., Relational Investors XI, L.P., and Relational Investors XII, L.P., of which Messrs. Batchelder and Whitworth may be deemed to be beneficial owners.

        There are no arrangements or understandings between either Relational Funds Nominee and any other person pursuant to which he was selected as a nominee for director. However, certain partnerships in the Relational Funds provide indemnity for the general partner of such partnerships and its affiliates, controlling persons, members, employees, and other specified persons (which would include Messrs. Batchelder and Whitworth) for any losses and liabilities arising from their activities relating to such partnerships.

SECURITY OWNERSHIP OF THE RELATIONAL FUNDS

        As of December 9, 2004:

  •
  Relational Investors LLC directly beneficially owned 560,475 shares of Common Stock (including 10,014 shares owned by the David H. Batchelder Trust);

  •
  Relational Investors, L.P. directly beneficially owned 831,449 shares of Common Stock (including 100 shares owned of record);

  •
  Relational Partners, L.P. directly beneficially owned 28,407 shares of Common Stock;

  •
  Relational Fund Partners, L.P. directly beneficially owned 34,366 shares of Common Stock;

  •
  Relational Coast Partners, L.P. directly beneficially owned 74,763 shares of Common Stock;

  •
  RH Fund 1, L.P. directly beneficially owned 550,347 shares of Common Stock;

  •
  RH Fund 2, L.P. directly beneficially owned 631,662 shares of Common Stock;

  •
  RH Fund 4, L.P. directly beneficially owned 124,691 shares of Common Stock;

  •
  RH Fund 6, L.P. directly beneficially owned 133,128 shares of Common Stock;

  •
  RH Fund 7, L.P. directly beneficially owned 73,338 shares of Common Stock;

  •
  Relational Investors III, L.P. directly beneficially owned 42,281 shares of Common Stock;

  •
  Relational Investors VIII, L.P. directly beneficially owned 868,987 shares of Common Stock;

  •
  Relational Investors X, L.P. directly beneficially owned 63,928 shares of Common Stock;

  •
  Relational Investors XI, L.P. directly beneficially owned 163,487 shares of Common Stock; and

  •
  Relational Investors XII, L.P. directly beneficially owned 75,836 shares of Common Stock.

        Relational LLC, in its capacity as an investment advisor, may be deemed to possess direct beneficial ownership of 560,475 shares of Common Stock that are owned by its clients and held in accounts that it manages. Relational LLC, as the sole general partner of Relational Investors, L.P., Relational Partners, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors VIII, L.P., Relational Investors XI, L.P. and Relational Investors XII, L.P. (collectively, the "Relational LPs") and as the sole managing member of Relational Asset Management LLC and Relational Investors X GP LLC, which serve as the general partners of Relational Investors III, L.P. and Relational Investors X, L.P., respectively, may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) the 4,257,145 shares of Common Stock beneficially owned by the Relational Funds, because the limited partnership agreements of the Relational LPs and the investment management agreement for the accounts managed by Relational Investors LLC specify that Relational Investors LLC has sole investment discretion and voting authority with respect to those shares.

        Messrs. Batchelder, Whitworth, Reed and Zehentbauer, in their capacities as principals of Relational Investors LLC, share voting and dispositive power over the 4,257,145 shares of Common Stock beneficially owned by the Relational Funds. As a result, Messrs. Batchelder, Whitworth, Reed and Zehentbauer may be deemed to share indirect beneficial ownership of those shares.

        The Relational Funds may be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, possessing beneficial ownership of 4,257,145 shares of Common Stock.

        All transactions in securities of the Company engaged in by the Relational Funds and the Relational Funds Nominees during the past two years are summarized on Appendix B attached.

INFORMATION ABOUT THE RELATIONAL FUNDS

        The Relational Funds have been significant stockholders of the Company since March 1, 2004, and currently hold approximately 5.67% of the Common Stock outstanding. The Relational Funds acquired the Common Stock because, in their opinion, the Common Stock is undervalued by the market at the present time. The Relational Funds do not seek to take control of any company and do not participate in leveraged buyouts of any company.

        The Relational Funds do not intend to participate in the management of the Company, other than at the Board level, and are prohibited by the terms of the agreements with their investors from engaging in change of control transactions.

BACKGROUND OF AND REASONS FOR THIS SOLICITATION

        The Relational Funds believe the market value of the Common Stock has been adversely affected by a history of poor capital allocation by the Company's management, which is evidenced by: (i) the inability to meet earnings guidance, (ii) a pattern of one-time charges indicative of overpaying for acquisitions and failed restructuring attempts, (iii) excessive leverage, and (iv) misaligned and excessive executive compensation.

        For example, in 2002 the Company took a $148.6 million goodwill impairment charge associated with the automotive filtration systems business and hydraulic systems business and in the third quarter of 2004 took a $71.5 million impairment charge to goodwill and tradenames related to the Company's loading dock products and systems business. The Company also experienced eight consecutive quarters of declining year-over-year operating income margins despite continued incurrence of restructuring charges aggregating $126.6 million during that eight-quarter period. In addition, the Company's debt to EBITDA ratio of 4.1x for the latest four calendar quarters is almost double the highest leverage ratio in a group of peer companies identified by the Relational Funds (including Tyco International, Emerson Electronic, ITT Industries, Danaher Corporation, 3M Company, and Illinois Tool Works) and almost three times the median leverage ratio.(1)

(1)
Debt/EBITDA ratios from Thomson Baseline.
Permission to use these figures in this proxy statement was neither sought nor obtained.

        As a result, the Relational Funds believe the shareholder base has become disenchanted with the management and the Board's oversight, as evidenced in statements made by the Company's second largest stockholder in its public filings and numerous analysts reports issued in recent months. The Relational Funds believe the shortcomings of management and the Board fall into the following four categories:

Excessive Executive Compensation

        The Relational Funds believe that the Company's EVA based compensation plan has motivated management and the Board in making poor capital allocation decisions that have ultimately caused: recurring earnings shortfalls, recurring restructuring charges which have failed to improve operating results, and excessive leverage. Although the Relational Funds do not believe that EVA measurements and theories are inherently problematic, the Relational Funds believe the EVA plan as applied by the Company is flawed due to conflicts of interest with respect to directors' compensation and unnecessary complexity. Consequently, the Relational Funds believe the Board has been incentivized to approve one-time adjustments to the Company's EVA plan that favor management and are inconsistent with the plan described to, and approved by, the Company's shareholders in 1996, as described below.

        The Company's EVA plan was implemented by the Board in 1996 based on the recommendations of management, and was presented for shareholder approval at the Company's 1996 Annual Meeting of Shareholders (the "1996 Annual Meeting"). As described in the Company's proxy statement for the

1996 Annual Meeting (the "1996 Proxy Statement"), the plan was intended to provide awards based on improvements in Economic Value Added, or EVA. According to the terms described in the 1996 Proxy Statement, (i) bonuses under the plan equal the sum of the target bonus plus the executive's share of excess EVA improvement (which may be negative), (ii) there is no cap on bonus awards that can be achieved for superior levels of excess EVA improvements, (iii) any bonus amounts earned are paid into a bonus bank for the plan participant, (iv) no bonuses are paid when the bonus bank balance is negative and (v) negative bonus bank balances are carried forward to offset future bonuses earned. There was no reference to the possibility that negative bonus bank balances could or might be forgiven. The clear message to the stockholders at the time of adoption was there would be unlimited upside and downside to the plan. Further, the 1996 Proxy Statement included a representation that there would be no adjustment of expected EVA improvement or management's share of excess EVA improvement for at least four years "to ensure that the plan provides strong incentives for management to increase stockholder value and does not reward poor performance by reducing performance standards."

        In fact, the Relational Funds believe that the EVA plan has been adjusted to effectively reward poor performance by reducing performance standards under the plan. None of these adjustments have been approved by the Company's stockholders, nor disclosed to the stockholders, except after the adjustments were made and the bonuses declared and paid.

        In the Relational Funds' opinion, over time the flawed EVA plan (and periodic adjustments to the EVA formula under the plan) has caused a dramatic and increasing disconnect between the level of executive compensation and stockholder returns. For example, the Compensation Committee Report on Executive Officers' Compensation—Annual Bonuses section of the Company's 2004 proxy states "the SPX corporate EVA bonus multiple for 2003 was significantly increased by adjustments for: (1) the cumulative effect of pension and post-retirement financing costs (these costs are now excluded from the EVA calculation); (2) the cumulative 2001-2003 difference between cash taxes and the 38% tax rate assumption used in the EVA calculation; and (3) bonus bank forgiveness granted to business units (to reflect the negative impact of industry factors beyond management control) but not previously recognized in the corporate and group EVA calculations."

        The Relational Funds believe that without these adjustments and the bonus bank forgiveness, the Chief Executive Officer, and therefore the non-employee directors, would have had no (zero) bonus declared for 2003. Although the Company has refused to disclose the amount of or rationale for these "adjustments," they allowed the Chief Executive Officer's 2003 declared bonuses to exceed seven times his base salary. Even more concerning, and not made clear from the 2004 Proxy Statement, is the fact that the non-employee directors who approved the one-time adjustments also caused their "declared bonuses," by virtue of the EVA plan adjustments, to increase from zero to approximately five times their target bonus of $20,000, as reported in the Director Compensation section of the 2004 Proxy Statement. The directors took this action despite the fact that the Company's Income from continuing operations before income taxes and interest expense actually decreased by $30.6 million from 2002 to 2003, based on information in the Company's Consolidated Statements of Income and Comprehensive Income contained in its Annual Report on Form 10-K for the year ended December 31, 2003 (the "2003 Annual Report"). Based on the Relational Funds' analysis, the Relational Funds believe that SPX's true "EVA" would not have improved without the adjustments, and the bonuses declared resulted purely from the adjustments described above. The Relational Funds believe the conflicts of interest and arguably self-interested actions in adjusting the EVA formula are inconsistent with good corporate governance and proper stewardship.

        Members of the Board are incentivized to approve one-time adjustments to the EVA plan that favor management because their own bonus compensation is directly tied to the target bonus multiple earned by the Chief Executive Officer. As described in the Director Compensation section of the Company's 2004 Proxy Statement, the terms of the Company's non-employee director compensation plan provide for an annual cash payment of $40,000 plus an additional cash payment equal to the target bonus for the non-employee director multiplied by the multiple earned by the Chief Executive Officer for that year under the EVA plan. Simply put, the larger the Chief Executive Officer's bonus, the larger the non-employee directors' bonus, and adjustments to the EVA formula that increase the multiple used to calculate the Chief Executive Officers' bonus directly increase the bonus payable to non-employee directors.

        Based on the available information, the Relational Funds believe that since February 26, 1997, when the Board adopted the non-employee director compensation plan described above which bases non-employee director bonus compensation on the Chief Executive Officer's EVA plan bonus multiple, the Company's non-employee directors have had a self-interest in approving changes to EVA plan bonus compensation calculations that would increase the EVA plan bonus paid to the Chief Executive Officer. Changes that increase the EVA plan bonus multiple correspondingly increase the bonus compensation of the non-employee directors, as described above.

        Although the Company has recently announced a review of its compensation plans, the Relational Funds Nominees will immediately call for an objective review of the EVA-based compensation plan to ensure that it, or an alternate plan, is more appropriately aligned with stockholders' interest and the method by which bonus compensation is calculated will not be determined by parties with a financial interest in the method applied.

Lack of Board Objectivity and Failure to Communicate Openly With Shareholders

  Lack of Objectivity

        The Company has failed to meet earnings and cash-flow guidance for four consecutive quarters, beginning with the quarter ended December 31, 2003. Consequently, the Company's share price has markedly deteriorated during that time, from a high of $63.16 in January, 2004 to a low of $32.46 in September, 2004. As of December 9, 2004, the Company's common stock traded in the $40.00 range. The Relational Funds are extremely concerned and believe that management has not objectively evaluated its own performance and that of the Company, and the Company would therefore benefit by having new viewpoints and perspectives presented at the Board level.

  Failure to Communicate Openly With Shareholders

        Even though the EVA plan was adopted in 1996, the Company never publicly filed the 1996 plan terms. The Company did recently publicly file the 2004 EVA plan terms, although it is impossible without access to the original 1996 terms and information regarding the plan as subsequently applied to determine in what respects these current terms are the same or differ from those applied in prior years. Further, the language of the 2004 plan is vague, grants significant discretion in how it is administered and does not facilitate a better understanding of the plan and how it is applied. The plan does, however, disclose for the first time that the Chief Executive Officer is granted "sole authority and discretion, to establish, amend, change, add to, alter and/or rescind rules, regulations and guidelines for administration of the plan." In other words, the Board delegated sole authority and discretion to the Chief Executive Officer over his own bonus plan. Moreover, by virtue of the Chief Executive Officer's employment contract as described in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and filed as Exhibit 3.10(xvi) thereto, Mr. Blystone was granted veto power over any changes the Board may wish to make to the EVA plan. The Board therefore delegated one of its most critical functions to Mr. Blystone.

        The Relational Funds believe the Company's public filings do not provide meaningful information for shareholders to determine whether the Board's executive compensation decisions are fair, objective or consistently applied. For example, from 1996 through 1999, the Company disclosed the Excess EVA Improvement used in determining bonuses under the plan. But after 1999, the Company ceased disclosing that information, and since then, has not publicly disclosed the amount of Excess EVA Improvement, if any, or whether there were adjustments to the EVA calculations and, if so, the amount of the adjustments. As described in the previous section, the Compensation Committee Report on Executive Officers' Compensation—Annual Bonuses section of the 2004 Proxy Statement describes certain adjustments in general terms, but not the amount or reasons for the adjustments. The Relational Funds believe that this vague disclosure and secrecy with respect to compensation illustrates the Company's failure to clearly and openly communicate to its stockholders through its public filings.

        The Company also has been unwilling to communicate with, or respond to direct requests for information from, its stockholders. For example, on May 10, 2004 representatives of the Relational Funds met with management of the Company to discuss the current compensation structure for the Board and the senior management team. The Relational Funds representatives shared their analysis and concerns with management and requested a meeting with the Company's Compensation Committee both at the meeting and in a subsequent letter dated May 18, 2004. The Company's CEO represented at this meeting that he would request a meeting with the Compensation Committee. The Company's CEO notified Relational LLC a week later that he would raise the issue of a meeting with the Compensation Committee at the next scheduled meeting of the Board of Directors, in June. The Company failed to respond to the Relational Funds' concerns expressed at the meeting and subsequently advised the Relational Funds that the Compensation Committee was not interested in the proposed meeting.

        As a result, on August 3, 2004 Relational LLC made a written demand on behalf of Relational Investors, L.P. for inspection of the pertinent records pursuant to Section 220 of the Delaware General Corporation Law. The purpose of the Section 220 demand was "to explore potential acts of corporate mismanagement, waste and abuse, statutory violations, and breaches of fiduciary duty in connection with various agreements, grants and plans providing compensation to SPX directors, officers and employees."

        The Company did not provide any information or documents in response to the Section 220 demand. Approximately six weeks after receiving the demand, and almost three months ago, the Company proposed that in lieu of providing the requested information, Relational LLC accept a meeting with the Company's independent directors and members of the Compensation Committee. Relational has sought to schedule a meeting over the past several months, but the Company has not proposed a specific time for the meeting, despite repeated requests to do so. It has been approximately seven months since the Relational Funds first requested a meeting with the Company's Compensation Committee, and in early December Relational LLC proposed several specific dates for a meeting with the independent directors, to which the Company has not responded. However, the Relational Funds believe a meeting with the Company's independent directors may be constructive, and will continue to pursue such a meeting to discuss the Company's compensation plans, the Boards' stewardship and the Relational Funds' proposal for Board representation.

Corporate Overhead and Value Added

        The Relational Funds believe that the Company's management has failed to exercise proper corporate stewardship, as evidenced by poor capital allocation decisions and sub-par financial results. The Relational Funds believe these failures highlight the lack of value added by the current executive management. The Relational Funds believe that, instead of contributing value to the conglomerate structure, management has siphoned resources from the business units through excessive compensation and inflated overhead.

        The Relational Funds Nominees will strive to instill a corporate culture that supports the business units rather than uses them to extract undeserved and excessive compensation not commensurate with value added.

Stewardship and Accountability

        The Relational Funds believe that the compensation structure and forecasting methodology have not been appropriately overseen by the Board, a central requirement for superior stewardship. The Relational Funds believe the Board has failed to provide good stewardship over the assets of the Company and therefore the Company would benefit from having significant independent shareholder representation on the Board. Neither the Relational Funds Nominees nor the Relational Funds has any financial or business interest or arrangement with or involving the Company that would impair their independence. The failure of stewardship is engendered by poor corporate governance, including the classified Board structure and the conflict of interests embedded in the current compensation structure described above.

        The Relational Funds also fear that stewardship of the Company's assets may be driven as much or more by the interests of the current Board and management in protecting or enhancing the current compensation arrangements and perquisites of office rather than by the interests of the Company's stockholders. The Relational Funds believe recent adjustments to the EVA formula, and recent changes in the Company's corporate strategy, support the Relational Funds' concerns that such decisions may benefit the officers and directors at the expense of the Company's stockholders. To the extent bonus compensation is paid at a time of declining performance, the incentives to improve performance ordinarily provided by bonus compensation are mooted, and the monies paid out as bonuses also cannot be utilized by the Company or distributed to stockholders.

        The Relational Funds Nominees will aggressively advocate to align the Company's corporate governance with stockholder interests and correct any and all conflicts of interest. The Relational Funds Nominees also will demand that any and all tactical and strategic decisions are not reactionary, are in the long-term best interest of Company stockholders, and are not driven by short-term compensation or employment considerations.

The Need for Improvement

        The Relational Funds believe the concerns and failures enumerated above have caused the current depressed value of the Company's stock. The trading price of the Company's stock has declined 31% in 2004 through December 6, while the S&P Capital Goods Index and S&P 500 Composite Index (the indexes used by the Company in its own annual stock performance analysis in the 2004 Annual Proxy) have increased 15% and 7%, respectively. In addition, the Company's stock trades at a significant discount to the stock of the peer companies used in the leverage ratio comparison above and the S&P Capital Goods Index and S&P 500 Composite Index, based on 12 month forward price/earnings multiples. For example, the Company's forward 12 month P/E ratio of 14.7 is well below the 17.0 to 22.9 P/E ratio associated with its peers, and also is significantly below the 18.8 median for the group.(2)

(2)
Trading price information and 12 month forward P/E ratio information from Thomson Baseline.
Permission to use these figures in this proxy statement was neither sought nor obtained.

        If elected, the Relational Funds Nominees will address two glaring needs: the need to restore investor confidence and the need for stronger stewardship.

  Restoring Confidence via Significant Independent Stockholder Representation

        The Relational Funds believe that significant independent stockholder representation on the Board is necessary to restore confidence in the Company and assure the implementation of a disciplined capital allocation program (referred to as the "Program"). Neither the Relational Funds Nominees nor the Relational Funds has any financial or business interest or arrangement with or involving the Company that would impair their independence. Key components of the Program include:

  •
  benchmarking future acquisitions and disciplining capital allocation decisions;

  •
  improving operating margins of existing businesses;

  •
  delevering the balance sheet to allow distribution of free cash flow to shareholders;

  •
  linking executive compensation to shareholder returns; and

  •
  eliminating conflicts of interest inherent in the current non-employee director compensation plan, including those described above.

        As noted in "The Need for Stronger Stewardship" below, because the Relational Funds Nominees would hold a minority voting position on the Board if elected, they will be unable to single-handedly implement the Program, but intend to forcefully advocate for its implementation. Without access to the Company's books and records, and a greater level of understanding of the Company's business, the Relational Funds cannot detail all of the specific steps for achieving the goals of the Program, but the Relational Funds will work to promptly review and analyze such information immediately upon election to formulate a more specific plan. However, the Relational Funds believe that operating margins can be improved by reigning in executive and director compensation. Further, the Company's operating margins over the past eight quarters have been in steady and material decline on a year-over-year basis, whereas operating margins of its peers have generally improved during that same period. The Relational Funds therefore believe there likely are additional areas which can be improved to bring the Company's operating margins more in line with its peers. Identifying and implementing such improvements will be a primary focus for the Relational Nominees if elected.

        In addition, the Relational Funds believe that the Company would benefit from delevering its balance sheet. The Relational Funds similarly will need to analyze the alternatives after gaining access to the Company's books and records upon election, but believe that significant delevering can be accomplished by making it a priority to use free cash flow to pay down debt as opposed to other uses.

  The Need for Stronger Stewardship

        The Relational Funds believe that stronger stewardship at the Board level is necessary. If elected as directors of the Company, Messrs. Batchelder and Whitworth, the Relational Funds Nominees, will seek to:

  •
  revise the Company's director compensation arrangements to assure that directors have no personal financial interest in maximizing the bonus or other compensation paid to the Chief Executive Officer;

  •
  cause the Company to make full and accurate disclosure of the basis for compensation of executive officers; and

  •
  revise, if necessary, the basis for executive compensation to assure that the Company's executives are fairly and properly rewarded for their contributions to enhancing stockholder value.

        Messrs. Batchelder and Whitworth intend to be active, engaged and fully-informed directors. They will recommend and seek to accomplish such other actions as may be necessary to assure that stockholders receive full and accurate information concerning the Company's compensation, management and business practices, and to assure the Company's business and affairs are at all times conducted in accordance with the best interests of its stockholders.

        Notwithstanding the Relational Funds Nominees' goals and intentions, if elected they will constitute only two of six members of the Board, and therefore their ability to implement change will be dependent on the other Directors' views on the Relational Funds Nominees' proposals and recommendations. If the other Directors are unwilling to consider or implement the Relational Funds Nominees' proposals or recommendations, or believe that other alternatives (including maintaining the status quo) are preferable to those advocated by the Relational Funds Nominees, the Relational Funds

Nominees may be unable to cause any changes in the business, management, corporate governance or compensation arrangements of the Company.

        The Relational Funds do not intend to participate in the management of the Company, other than at the Board level.

VOTE REQUIRED AND VOTES PER SHARE

        The presence, in person or by proxy, of the holders of one-third of the total number of shares of Common Stock issued and outstanding will constitute a quorum at the 2005 Annual Meeting. Based on the Company's 2004 Proxy Statement, the Company will treat proxies returned with votes withheld or abstentions as shares present at the 2005 Annual Meeting and will count them in determining the presence of a quorum. Based on the Company's 2004 Proxy Statement, the Company will treat proxies submitted by banks, brokers or other nominee holders who do not indicate a vote because they have not received voting instructions from the beneficial owners of the shares and do not have discretionary voting power (so-called "broker non-votes") as "shares present" for purposes of determining the presence of a quorum.

        The affirmative vote of a majority of the total shares represented in person or by proxy and entitled to vote at the 2005 Annual Meeting is required for the election of directors. Votes withheld for director nominees will therefore count as votes against a nominee. Based on the Company's 2004 Proxy Statement, the Company will treat broker non-votes as shares not voted and not having the power to vote, and therefore they will not affect the outcome of the election. Each outstanding share of Common Stock is entitled to one vote on the election of directors and each other matter before the 2005 Annual Meeting.

CERTAIN INFORMATION CONCERNING THE RELATIONAL FUNDS
AND THE OTHER PARTICIPANTS IN THE SOLICITATION

        Information concerning the Relational Funds, each of whom may be deemed "participants in the solicitation" as defined in the proxy rules promulgated by the Commission under the Securities Exchange Act of 1934, as amended, and their affiliates and associates, is set forth in Appendix A attached hereto.

        The Relational Funds, and each of their affiliates and associates, intend to vote the shares of Common Stock beneficially owned by them FOR the Relational Funds Nominees.

CERTAIN INTERESTS IN THE PROPOSAL AND
WITH RESPECT TO SECURITIES OF THE ISSUER

        To the knowledge of the Relational Funds, no Relational Fund nor any associates or controlling persons thereof or other persons who may be deemed participants in the solicitation of proxies for the Relational Funds for the 2005 Annual Meeting are or have within the past year been parties to any contracts, arrangements, understandings or relationships (legal or otherwise) with respect to any securities of the Company, except as described in Appendix A attached hereto.

        To the knowledge of the Relational Funds, no Relational Fund nor any associates or controlling persons thereof or other persons who are or may be deemed participants in the solicitation of proxies for the Relational Funds for the 2005 Annual Meeting has any arrangement or understanding with any person with respect to future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

PRINCIPAL SHAREHOLDERS

        The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by each person known to the Relational Funds as of November 15, 2004 to be the beneficial owner of more than five percent of the outstanding shares of Common Stock. This information is based solely on information contained in documents filed with the Commission by or on behalf of such persons. As of December 9, 2004, the Relational Funds beneficially owned an aggregate of 4,257,145 shares (or approximately 5.67% of the outstanding shares of Common Stock), as described elsewhere in this proxy statement. Accordingly, the Relational Funds are not included in the following table, as their individual and aggregate share ownership is described in detail elsewhere in this proxy statement.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
Atlantic Investment Management, Inc.(2) 666 Fifth Avenue New York, New York 10103	5,432,000	7.14%
FMR Corp.(3) 89 Devonshire Street Boston, Massachusetts 02109	8,066,681	10.598%

(1)
Total outstanding shares of Common Stock for purposes of this table include 75,136,350 shares outstanding as of October 28, 2004 (as reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004).

(2)
This amount includes: (i) 1,044,830 shares (1.4%) of Common Stock beneficially owned by AJR International (BVI), Inc., a British Virgin Islands company, (ii) 552,150 shares (0.7%) beneficially owned by Quest Capital Partners, L.P., a Delaware limited partnership, (iii) 1,533,970 shares (2.0%) beneficially owned by Cambrian Fund (BVI), Ltd., a British Virgin Islands company, (iv) 666,730 shares (0.9%) beneficially owned by Cambrian Partners, L.P., a Delaware limited partnership, (v) 1,628,320 shares (2.1%) held in several managed accounts and (vi) 2,400 shares (0.003%) beneficially owned by Atlantic Investment Management's 401k/Profit Sharing Plan. In addition, the sole shareholder of Atlantic Investment Management, Mr. Alexander J. Roepers, beneficially owns 3,600 shares (0.005%). Atlantic Investment Management, serving as the investment advisor of the foregoing parties and the Managed Accounts, has sole voting and dispositive power over all Shares beneficially owned by such parties or held in the Managed Accounts. This information is taken entirely from the Schedule 13D/A filed by Atlantic Investment Management with the SEC on September 13, 2004.

(3)
This amount includes: (i) 7,575,251 shares (9.953%) of Common Stock beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, (ii) 295,230 shares (0.388%) of Common Stock beneficially owned by Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 and (iii) 196,200 shares (0.258%) of Common Stock beneficially owned by Fidelity International Limited, a Bermudan joint stock company and investment adviser to various investment companies and certain institutional investors. FMR Corp., through its control of Fidelity Management & Research Company, and Edward C. Johnson, as chairman and 49% owner of FMR Corp., each has the sole power to dispose of the 7,575,251 shares beneficially owned by Fidelity Management & Research Company. Neither FMR Corp. nor Edward C. Johnson has the sole power to vote or direct voting of the shares beneficially owned by Fidelity Management & Research Company, which power resides with the various Funds' Boards of Trustees Edward C. Johnson and FMR Corp., through its control of Fidelity Trust Company, each has the sole dispositive power over 295,230 shares and sole power to vote or to direct the voting of 295,230 shares of Common Stock beneficially owned by Fidelity Management Trust Company. Fidelity International Limited currently operates as an entity independent of FMR Corp., however, a partnership owned by Edward C. Johnson, chairman of FMR Corp., owns shares of Fidelity International Limited voting stock with the right to cast approximately 39.89% of the total votes which may be cast by all holders of such stock. In addition, Mr. Johnson is chairman of Fidelity International Limited. FMR Corp. and Fidelity International are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934, however, FMR Corp. made the filing on a voluntary basis as if all of the shares are beneficially owned by FMR Corp. and Fidelity International on a joint basis. This information is taken entirely from the Schedule 13G filing by FMR Corp. with the SEC on October 12, 2004.

SECURITY OWNERSHIP BY DIRECTORS AND MANAGEMENT

        The following table sets forth the Common Stock believed by the Relational Funds to be beneficially owned by all directors, nominees and named executive officers of the Company, and the directors, nominees and executive officers of the Company as a group as of February 29, 2004. This information is based solely on information contained in the Ownership of Common Stock—Directors and Executive Officers section of 2004 Proxy Statement filed by the Company on March 17, 2004 and the 75,136,350 shares outstanding as of October 28, 2004 as reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004. Shares "beneficially owned" include shares of Common Stock which management had a right to acquire within 60 days of February 29, 2004 by the exercise of options granted under the Company's stock option plans.

        Except as otherwise noted in a footnote below, each director, nominee and executive officer has sole voting and investment power with respect to the number of shares of Common Stock set forth opposite his or her name in the table.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership of Common Stock(1)		Percent of Class
John B. Blystone	3,197,962	(2)	4.3%
J. Kermit Campbell	39,034	(3)	*
Jay Caraviello	83,420	(4)	*
Sara R. Coffin	35,592	(5)	*
Robert B. Foreman	191,701	(6)	*
Emerson U. Fullwood	20,400	(7)	*
Charles E. Johnson II	108,050	(8)	*
Christopher J. Kearney	477,872	(9)	*
Patrick J. O'Leary	635,005	(10)	*
David P. Williams	42,500	(11)	*
All directors and executive officers of the Company as a group (13 persons)	5,481,761	(12)	7.3%

*
Less than 1%

(1)
Except as indicated otherwise in the following notes, shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property which either spouse may manage and control, and the Company has no information as to whether any shares shown in this table are subject to community property laws.

(2)
Includes 2,053,973 shares Mr. Blystone has the right to acquire within 60 days through the exercise of stock options.

(3)
Includes 25,824 shares which Mr. Campbell has the right to acquire within 60 days through the exercise of stock options.

(4)
Includes 58,000 shares which Mr. Caraviello has the right to acquire within 60 days through the exercise of stock options.

(5)
Includes 29,812 shares which Ms. Coffin has the right to acquire within 60 days through the exercise of stock options.

(6)
Includes 154,629 shares which Mr. Foreman has the right to acquire within 60 days through the exercise of stock options.

(7)
Includes 20,000 shares which Mr. Fullwood has the right to acquire within 60 days through the exercise of stock options.

(8)
Includes 26,918 shares which Mr. Johnson has the right to acquire within 60 days through the exercise of stock options and 38,760 shares owned by Mr. Johnson's wife.

(9)
Includes 420,659 shares which Mr. Kearney has the right to acquire within 60 days through the exercise of stock options. Does not include 642 shares owned by Mr. Kearney's sons as to which Mr. Kearney disclaims beneficial ownership.

(10)
Includes 548,544 shares which Mr. O'Leary has the right to acquire within 60 days through the exercise of stock options.

(11)
Includes 26,978 shares which Mr. Williams has the right to acquire within 60 days through the exercise of stock options.

(12)
Includes 3,927,658 shares the members of the group in the aggregate have the right to acquire within 60 days through the exercise of stock options.

 PROXY SOLICITATION EXPENSES

        WHITE proxies may be solicited by the Relational Funds and members and employees of the Relational Funds by mail, telephone, telecopier, the Internet and personal solicitation. Regular employees of the Relational Funds and their affiliates may solicit WHITE proxies on behalf of the Relational Funds, although they will not receive additional compensation for any such efforts. For example, it is expected that senior level analysts and other senior level Relational LLC personnel may accompany the Relational Funds Nominees to in-person meetings with institutional stockholders and may from time to time solicit proxies from institutional stockholders and other significant stockholders. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Relational Funds' solicitation material to customers for whom such persons hold shares of Common Stock, and the Relational Funds will reimburse them for their reasonable out-of-pocket expenses for doing so.

        The entire expense of preparing, assembling, printing and mailing this proxy statement and related materials, and the cost of soliciting WHITE proxies for the proposals endorsed by the Relational Funds, will be borne by the Relational Funds. The Relational Funds currently estimate such expenses to be $225,000 (including professional fees and expenses, but excluding any costs represented by salaries and wages of regular employees of the Relational Funds and its affiliates). The total expenditures incurred to date by the Relational Funds have been approximately $50,000. The Relational Funds do not intend to seek reimbursement from the Company for Relational Funds' expenses.

        The Relational Funds and their affiliates have retained the services of Georgeson Shareholder Communications, Inc. ("Georgeson") to solicit WHITE proxies from banks, brokers, nominees and individuals with respect to the 2005 Annual Meeting. Georgeson will be paid fees of approximately $75,000, be reimbursed for reasonable out-of-pocket expenses, and receive indemnification customary for such an engagement. Georgeson estimates that it will use approximately 50 persons in its solicitation efforts.

ADDITIONAL INFORMATION

        If you would like additional copies of the Relational Funds' proxy materials, or if you would like assistance in completing and returning a WHITE proxy, please contact Georgeson at:

Georgeson Shareholder Communications Inc.
17 State Street, 10th Floor
New York, NY 10004
toll-free: 866-873-7015
banks and brokers: (212) 440-9800

STOCKHOLDERS' PROPOSALS IN COMPANY'S PROXY STATEMENT

        According to the Company's 2004 Proxy Statement, stockholder proposals for inclusion in the Company's proxy materials for the 2005 Annual Meeting must comply with the proxy rules of the Securities and Exchange Commission and must be submitted in writing to the Company's Secretary at 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, no later than November 17, 2004. According to the Company's 2004 Proxy Statement, stockholders who want to bring a proposal before the 2005 Annual Meeting but do not want the proposal included in the Company's proxy materials for the 2005 Annual Meeting, must submit the proposal in writing to the Company's Secretary at the same address no earlier than November 29, 2004 but no later than December 29, 2004.

Dated: December 10, 2004

Sincerely,
Your Fellow Stockholders:

Relational Investors, L.P.
Relational Investors LLC
Relational Partners, L.P.
Relational Fund Partners, L.P.
Relational Coast Partners, L.P.
RH Fund 1, L.P.
RH Fund 2, L.P.
RH Fund 4, L.P.
RH Fund 6, L.P.
RH Fund 7, L.P.
Relational Investors III, L.P.
Relational Investors VIII, L.P.
Relational Investors X, L.P.
Relational Investors XI, L.P.
Relational Investors XII, L.P.
David H. Batchelder
Ralph V. Whitworth
Joel L. Reed
James J. Zehentbauer

APPENDIX A

        The following information relates to:

  •
  Relational Investors LLC, a Delaware limited liability company;

  •
  Relational Investors, L.P., a Delaware limited partnership;

  •
  Relational Fund Partners, L.P., a Delaware limited partnership;

  •
  Relational Coast Partners, L.P., a Delaware limited partnership;

  •
  Relational Partners, L.P., a Delaware limited partnership;

  •
  RH Fund 1, L.P., a Delaware limited partnership;

  •
  RH Fund 2, L.P., a Delaware limited partnership;

  •
  RH Fund 4, L.P., a Delaware limited partnership;

  •
  RH Fund 6, L.P., a Delaware limited partnership;

  •
  RH Fund 7, L.P., a Delaware limited partnership;

  •
  Relational Investors III, L.P., a Delaware limited partnership;

  •
  Relational Investors VIII, L.P., a Delaware limited partnership;

  •
  Relational Investors X, L.P., a Delaware limited partnership;

  •
  Relational Investors XI, L.P., a Delaware limited partnership;

  •
  Relational Investors XII, L.P., a Delaware limited partnership;

  •
  David H. Batchelder, a natural person, a principal of Relational Investors LLC and a nominee for the Board of Directors of the Company;

  •
  Ralph V. Whitworth, a natural person, a principal of Relational Investors LLC and a nominee for the Board of Directors of the Company;

  •
  Joel L. Reed, a natural person, a principal of Relational Investors LLC and a principal of Relational Advisors LLC; and

  •
  James J. Zehentbauer, a natural person, a principal of Relational Investors LLC and a principal of Relational Advisors LLC.

        The foregoing persons are referred to collectively as the "Relational Funds".

        The principal business of Relational Investors LLC is being the sole general partner of Relational Investors, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., Relational Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors VIII, L.P., Relational Investors XI, L.P., Relational Investors XII, L.P., and the sole managing member of the general partners of Relational Investors III, L.P and Relational Investors X, L.P. The principal business of each of Relational Investors, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., Relational Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors III, L.P., Relational Investors VIII, L.P., Relational Investors X, L.P., Relational Investors XI, L.P. and Relational Investors XII, L.P. is investing in securities.

        The principal place of business and principal office of each of the foregoing entities is located at 11975 El Camino Real, Suite 300, San Diego, CA 92130.

A-1

        Relational Investors LLC manages investment accounts for clients, which include members of the management of Relational Investors LLC, Relational Investors, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., Relational Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors III, L.P., Relational Investors VIII, L.P., Relational Investors X, L.P., Relational Investors XI, L.P., Relational Investors XII, L.P., and affiliated and associated persons as well as unaffiliated individual and institutional clients. Relational Investors LLC has caused investment accounts of certain of its clients and limited partnerships (collectively, "Clients"), over which it has discretion, to acquire Common Stock. The Relational Funds have voting and disposition power over the Common Stock held in these accounts and by these limited partnerships and, accordingly, may be deemed the beneficial owner for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, of the Common Stock held in such accounts and by such limited partnerships. Except for such deemed beneficial ownership and except as described below, none of Relational Investors LLC, Relational Investors, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., Relational Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors III, L.P., Relational Investors VIII, L.P., Relational Investors X, L.P., Relational Investors XI, L.P., Relational Investors XII, L.P. or any of their members, partners or associates or such members' or partners' associates, own any Common Stock or other securities of the Company.

        The present principal occupation of each of David H. Batchelder, Ralph V. Whitworth and James J. Zehentbauer is serving as a principal of Relational Investors LLC. The present principal occupation of Joel L. Reed is serving as principal of Relational Advisors LLC. The business address of Messrs. Batchelder, Whitworth, Zehentbauer and Reed is 11975 El Camino Real, Suite 300, San Diego, CA 92130.

A-2

APPENDIX B

        The following is a summary of all transactions in Company securities over the last two years by the Relational Funds. Company securities are purchased with capital of the purchaser and, from time to time, securities may be purchased with margin borrowings under margin accounts established for three of the managed client accounts and four of the Relational Funds with Credit Suisse First Boston Corporation ("CSFBC"). These borrowings are secured by a pledge of all securities, instruments, credit balances, commodities and other property, and all proceeds of the foregoing, held by the purchaser in its customer account with CSFBC. Since the margin borrowings are not specifically attributable to, identified with or secured solely by Company securities, it is not practicable to determine how much, if any, of any margin borrowings are attributable or should be allocated to the purchase of Company securities.

Date	Transaction	Purchaser	Number of Shares
3/1/2004	Purchase	David H. Batchelder Trust	962
3/2/2004	Purchase	David H. Batchelder Trust	962
3/3/2004	Purchase	David H. Batchelder Trust	719
4/7/2004	Purchase	David H. Batchelder Trust	334
4/8/2004	Purchase	David H. Batchelder Trust	298
4/13/2004	Purchase	David H. Batchelder Trust	238
4/14/2004	Purchase	David H. Batchelder Trust	103
4/15/2004	Purchase	David H. Batchelder Trust	64
4/16/2004	Purchase	David H. Batchelder Trust	213
4/19/2004	Purchase	David H. Batchelder Trust	84
4/20/2004	Purchase	David H. Batchelder Trust	178
4/21/2004	Purchase	David H. Batchelder Trust	224
4/29/2004	Purchase	David H. Batchelder Trust	45
4/30/2004	Purchase	David H. Batchelder Trust	934
11/1/2004	Purchase	David H. Batchelder Trust	948
11/2/2004	Purchase	David H. Batchelder Trust	715
11/3/2004	Purchase	David H. Batchelder Trust	475
11/4/2004	Purchase	David H. Batchelder Trust	1,428
11/5/2004	Purchase	David H. Batchelder Trust	617
11/8/2004	Purchase	David H. Batchelder Trust	166
11/9/2004	Purchase	David H. Batchelder Trust	141
11/10/2004	Purchase	David H. Batchelder Trust	166
3/1/2004	Purchase	Relational Coast Partners, L.P.	10,135
3/1/2004	Purchase	Relational Coast Partners, L.P.	1,251
3/2/2004	Purchase	Relational Coast Partners, L.P.	10,135
3/2/2004	Purchase	Relational Coast Partners, L.P.	1,251
3/3/2004	Purchase	Relational Coast Partners, L.P.	7,601
3/3/2004	Purchase	Relational Coast Partners, L.P.	939
4/7/2004	Purchase	Relational Coast Partners, L.P.	3,520
4/7/2004	Purchase	Relational Coast Partners, L.P.	435
4/8/2004	Purchase	Relational Coast Partners, L.P.	3,143
4/8/2004	Purchase	Relational Coast Partners, L.P.	388
4/13/2004	Purchase	Relational Coast Partners, L.P.	2,514
4/13/2004	Purchase	Relational Coast Partners, L.P.	311
4/14/2004	Purchase	Relational Coast Partners, L.P.	1,081
4/14/2004	Purchase	Relational Coast Partners, L.P.	134
4/15/2004	Purchase	Relational Coast Partners, L.P.	679

4/15/2004	Purchase	Relational Coast Partners, L.P.	84
4/16/2004	Purchase	Relational Coast Partners, L.P.	2,222
4/16/2004	Purchase	Relational Coast Partners, L.P.	275
4/19/2004	Purchase	Relational Coast Partners, L.P.	890
4/19/2004	Purchase	Relational Coast Partners, L.P.	110
4/20/2004	Purchase	Relational Coast Partners, L.P.	1,886
4/20/2004	Purchase	Relational Coast Partners, L.P.	233
4/21/2004	Purchase	Relational Coast Partners, L.P.	2,366
4/21/2004	Purchase	Relational Coast Partners, L.P.	292
4/29/2004	Purchase	Relational Coast Partners, L.P.	463
4/29/2004	Purchase	Relational Coast Partners, L.P.	57
4/30/2004	Purchase	Relational Coast Partners, L.P.	9,831
4/30/2004	Purchase	Relational Coast Partners, L.P.	1,215
11/1/2004	Purchase	Relational Coast Partners, L.P.	1,988
11/1/2004	Purchase	Relational Coast Partners, L.P.	323
11/2/2004	Purchase	Relational Coast Partners, L.P.	1,491
11/2/2004	Purchase	Relational Coast Partners, L.P.	242
11/3/2004	Purchase	Relational Coast Partners, L.P.	994
11/3/2004	Purchase	Relational Coast Partners, L.P.	161
11/4/2004	Purchase	Relational Coast Partners, L.P.	2,982
11/4/2004	Purchase	Relational Coast Partners, L.P.	484
11/5/2004	Purchase	Relational Coast Partners, L.P.	1,292
11/5/2004	Purchase	Relational Coast Partners, L.P.	210
11/8/2004	Purchase	Relational Coast Partners, L.P.	348
11/8/2004	Purchase	Relational Coast Partners, L.P.	56
11/9/2004	Purchase	Relational Coast Partners, L.P.	299
11/9/2004	Purchase	Relational Coast Partners, L.P.	48
11/10/2004	Purchase	Relational Coast Partners, L.P.	348
11/10/2004	Purchase	Relational Coast Partners, L.P.	56
3/1/2004	Purchase	Relational Fund Partners, L.P.	4,904
3/2/2004	Purchase	Relational Fund Partners, L.P.	4,904
3/3/2004	Purchase	Relational Fund Partners, L.P.	3,678
4/7/2004	Purchase	Relational Fund Partners, L.P.	1,638
4/8/2004	Purchase	Relational Fund Partners, L.P.	1,463
4/13/2004	Purchase	Relational Fund Partners, L.P.	1,170
4/14/2004	Purchase	Relational Fund Partners, L.P.	503
4/15/2004	Purchase	Relational Fund Partners, L.P.	316
4/16/2004	Purchase	Relational Fund Partners, L.P.	1,034
4/19/2004	Purchase	Relational Fund Partners, L.P.	414
4/20/2004	Purchase	Relational Fund Partners, L.P.	878
4/21/2004	Purchase	Relational Fund Partners, L.P.	1,101
4/29/2004	Purchase	Relational Fund Partners, L.P.	215
4/30/2004	Purchase	Relational Fund Partners, L.P.	4,575
11/1/2004	Purchase	Relational Fund Partners, L.P.	1,546
11/2/2004	Purchase	Relational Fund Partners, L.P.	1,159
11/3/2004	Purchase	Relational Fund Partners, L.P.	773
11/4/2004	Purchase	Relational Fund Partners, L.P.	2,318
11/5/2004	Purchase	Relational Fund Partners, L.P.	1,005
11/8/2004	Purchase	Relational Fund Partners, L.P.	270

11/9/2004	Purchase	Relational Fund Partners, L.P.	232
11/10/2004	Purchase	Relational Fund Partners, L.P.	270
3/1/2004	Purchase	Relational Investors III, L.P.	4,078
3/2/2004	Purchase	Relational Investors III, L.P.	4,078
3/3/2004	Purchase	Relational Investors III, L.P.	3,059
4/7/2004	Purchase	Relational Investors III, L.P.	1,572
4/8/2004	Purchase	Relational Investors III, L.P.	1,403
4/13/2004	Purchase	Relational Investors III, L.P.	1,123
4/14/2004	Purchase	Relational Investors III, L.P.	483
4/15/2004	Purchase	Relational Investors III, L.P.	303
4/16/2004	Purchase	Relational Investors III, L.P.	992
4/19/2004	Purchase	Relational Investors III, L.P.	397
4/20/2004	Purchase	Relational Investors III, L.P.	842
4/21/2004	Purchase	Relational Investors III, L.P.	1,056
4/29/2004	Purchase	Relational Investors III, L.P.	207
4/30/2004	Purchase	Relational Investors III, L.P.	4,389
9/2/2004	Purchase	Relational Investors III, L.P.	10,440
11/1/2004	Purchase	Relational Investors III, L.P.	1,604
11/2/2004	Purchase	Relational Investors III, L.P.	1,203
11/3/2004	Purchase	Relational Investors III, L.P.	802
11/4/2004	Purchase	Relational Investors III, L.P.	2,405
11/5/2004	Purchase	Relational Investors III, L.P.	1,042
11/8/2004	Purchase	Relational Investors III, L.P.	281
11/9/2004	Purchase	Relational Investors III, L.P.	241
11/10/2004	Purchase	Relational Investors III, L.P.	281
3/1/2004	Purchase	Relational Investors LLC*	6,577
3/1/2004	Purchase	Relational Investors LLC*	21,939
3/1/2004	Purchase	Relational Investors LLC*	29
3/1/2004	Purchase	Relational Investors LLC*	72
3/1/2004	Purchase	Relational Investors LLC*	30,052
3/2/2004	Purchase	Relational Investors LLC*	30,052
3/2/2004	Purchase	Relational Investors LLC*	6,577
3/2/2004	Purchase	Relational Investors LLC*	21,939
3/2/2004	Purchase	Relational Investors LLC*	29
3/2/2004	Purchase	Relational Investors LLC*	72
3/3/2004	Purchase	Relational Investors LLC*	22,539
3/3/2004	Purchase	Relational Investors LLC*	4,933
3/3/2004	Purchase	Relational Investors LLC*	16,454
3/3/2004	Purchase	Relational Investors LLC*	22
3/3/2004	Purchase	Relational Investors LLC*	54
4/7/2004	Purchase	Relational Investors LLC*	10,681
4/7/2004	Purchase	Relational Investors LLC*	2,333
4/7/2004	Purchase	Relational Investors LLC*	7,833
4/7/2004	Purchase	Relational Investors LLC*	10
4/8/2004	Purchase	Relational Investors LLC*	9,536
4/8/2004	Purchase	Relational Investors LLC*	2,083
4/8/2004	Purchase	Relational Investors LLC*	6,994
4/8/2004	Purchase	Relational Investors LLC*	9
4/13/2004	Purchase	Relational Investors LLC*	7,629

4/13/2004	Purchase	Relational Investors LLC*	1,667
4/13/2004	Purchase	Relational Investors LLC*	5,595
4/13/2004	Purchase	Relational Investors LLC*	7
4/14/2004	Purchase	Relational Investors LLC*	3,280
4/14/2004	Purchase	Relational Investors LLC*	717
4/14/2004	Purchase	Relational Investors LLC*	2,406
4/14/2004	Purchase	Relational Investors LLC*	3
4/15/2004	Purchase	Relational Investors LLC*	2,060
4/15/2004	Purchase	Relational Investors LLC*	450
4/15/2004	Purchase	Relational Investors LLC*	1,511
4/15/2004	Purchase	Relational Investors LLC*	2
4/16/2004	Purchase	Relational Investors LLC*	6,744
4/16/2004	Purchase	Relational Investors LLC*	1,473
4/16/2004	Purchase	Relational Investors LLC*	4,946
4/16/2004	Purchase	Relational Investors LLC*	6
4/19/2004	Purchase	Relational Investors LLC*	2,701
4/19/2004	Purchase	Relational Investors LLC*	590
4/19/2004	Purchase	Relational Investors LLC*	1,981
4/19/2004	Purchase	Relational Investors LLC*	3
4/20/2004	Purchase	Relational Investors LLC*	5,722
4/20/2004	Purchase	Relational Investors LLC*	1,250
4/20/2004	Purchase	Relational Investors LLC*	4,196
4/20/2004	Purchase	Relational Investors LLC*	5
4/21/2004	Purchase	Relational Investors LLC*	7,179
4/21/2004	Purchase	Relational Investors LLC*	1,568
4/21/2004	Purchase	Relational Investors LLC*	5,265
4/21/2004	Purchase	Relational Investors LLC*	7
4/29/2004	Purchase	Relational Investors LLC*	1,404
4/29/2004	Purchase	Relational Investors LLC*	307
4/29/2004	Purchase	Relational Investors LLC*	1,030
4/29/2004	Purchase	Relational Investors LLC*	1
4/30/2004	Purchase	Relational Investors LLC*	29,829
4/30/2004	Purchase	Relational Investors LLC*	6,516
4/30/2004	Purchase	Relational Investors LLC*	21,878
4/30/2004	Purchase	Relational Investors LLC*	28
9/2/2004	Purchase	Relational Investors LLC*	82,680
11/1/2004	Purchase	Relational Investors LLC*	13,455
11/1/2004	Purchase	Relational Investors LLC*	1,916
11/1/2004	Purchase	Relational Investors LLC*	12,465
11/1/2004	Purchase	Relational Investors LLC*	22
11/2/2004	Purchase	Relational Investors LLC*	10,091
11/2/2004	Purchase	Relational Investors LLC*	1,437
11/2/2004	Purchase	Relational Investors LLC*	9,349
11/2/2004	Purchase	Relational Investors LLC*	16
11/3/2004	Purchase	Relational Investors LLC*	6,728
11/3/2004	Purchase	Relational Investors LLC*	958
11/3/2004	Purchase	Relational Investors LLC*	6,233
11/3/2004	Purchase	Relational Investors LLC*	11
11/4/2004	Purchase	Relational Investors LLC*	20,183

11/4/2004	Purchase	Relational Investors LLC*	2,874
11/4/2004	Purchase	Relational Investors LLC*	18,698
11/4/2004	Purchase	Relational Investors LLC*	33
11/5/2004	Purchase	Relational Investors LLC*	8,746
11/5/2004	Purchase	Relational Investors LLC*	1,246
11/5/2004	Purchase	Relational Investors LLC*	8,103
11/5/2004	Purchase	Relational Investors LLC*	14
11/8/2004	Purchase	Relational Investors LLC*	2,355
11/8/2004	Purchase	Relational Investors LLC*	335
11/8/2004	Purchase	Relational Investors LLC*	2,181
11/8/2004	Purchase	Relational Investors LLC*	4
11/9/2004	Purchase	Relational Investors LLC*	2,018
11/9/2004	Purchase	Relational Investors LLC*	287
11/9/2004	Purchase	Relational Investors LLC*	1,870
11/9/2004	Purchase	Relational Investors LLC*	3
11/10/2004	Purchase	Relational Investors LLC*	2,355
11/10/2004	Purchase	Relational Investors LLC*	335
11/10/2004	Purchase	Relational Investors LLC*	2,181
11/10/2004	Purchase	Relational Investors LLC*	4
12/8/04	Acquisition	Relational Investors LLC**	500
6/4/2004	Purchase	Relational Investors VIII, L.P.	50,000
6/7/2004	Purchase	Relational Investors VIII, L.P.	25,000
6/14/2004	Purchase	Relational Investors VIII, L.P.	50,000
6/16/2004	Purchase	Relational Investors VIII, L.P.	50,000
6/17/2004	Purchase	Relational Investors VIII, L.P.	65,000
6/18/2004	Purchase	Relational Investors VIII, L.P.	100,000
6/21/2004	Purchase	Relational Investors VIII, L.P.	50,000
6/22/2004	Purchase	Relational Investors VIII, L.P.	50,000
6/23/2004	Purchase	Relational Investors VIII, L.P.	60,000
6/28/2004	Purchase	Relational Investors VIII, L.P.	61,400
7/2/2004	Purchase	Relational Investors VIII, L.P.	14,500
7/6/2004	Purchase	Relational Investors VIII, L.P.	93,000
11/1/2004	Purchase	Relational Investors VIII, L.P.	40,834
11/2/2004	Purchase	Relational Investors VIII, L.P.	30,626
11/3/2004	Purchase	Relational Investors VIII, L.P.	20,417
11/4/2004	Purchase	Relational Investors VIII, L.P.	61,251
11/5/2004	Purchase	Relational Investors VIII, L.P.	26,542
11/8/2004	Purchase	Relational Investors VIII, L.P.	7,146
11/9/2004	Purchase	Relational Investors VIII, L.P.	6,125
11/10/2004	Purchase	Relational Investors VIII, L.P.	7,146
10/1/2004	Purchase	Relational Investors X, L.P.	32,998
11/1/2004	Purchase	Relational Investors X, L.P.	6,312
11/2/2004	Purchase	Relational Investors X, L.P.	4,734
11/3/2004	Purchase	Relational Investors X, L.P.	3,156
11/4/2004	Purchase	Relational Investors X, L.P.	9,468
11/5/2004	Purchase	Relational Investors X, L.P.	4,103
11/8/2004	Purchase	Relational Investors X, L.P.	1,105
11/9/2004	Purchase	Relational Investors X, L.P.	947
11/10/2004	Purchase	Relational Investors X, L.P.	1,105

9/21/2004	Purchase	Relational Investors XI, L.P.	115,000
11/1/2004	Purchase	Relational Investors XI, L.P.	9,895
11/2/2004	Purchase	Relational Investors XI, L.P.	7,421
11/3/2004	Purchase	Relational Investors XI, L.P.	4,948
11/4/2004	Purchase	Relational Investors XI, L.P.	14,843
11/5/2004	Purchase	Relational Investors XI, L.P.	6,432
11/8/2004	Purchase	Relational Investors XI, L.P.	1,732
11/9/2004	Purchase	Relational Investors XI, L.P.	1,484
11/10/2004	Purchase	Relational Investors XI, L.P.	1,732
10/1/2004	Purchase	Relational Investors XII, L.P.	56,894
11/1/2004	Purchase	Relational Investors XII, L.P.	3,866
11/2/2004	Purchase	Relational Investors XII, L.P.	2,899
11/3/2004	Purchase	Relational Investors XII, L.P.	1,933
11/4/2004	Purchase	Relational Investors XII, L.P.	5,799
11/5/2004	Purchase	Relational Investors XII, L.P.	2,513
11/8/2004	Purchase	Relational Investors XII, L.P.	676
11/9/2004	Purchase	Relational Investors XII, L.P.	580
11/10/2004	Purchase	Relational Investors XII, L.P.	676
3/1/2004	Purchase	Relational Investors, L.P.	115,318
3/2/2004	Purchase	Relational Investors, L.P.	115,318
3/3/2004	Purchase	Relational Investors, L.P.	86,489
4/7/2004	Purchase	Relational Investors, L.P.	40,079
4/8/2004	Purchase	Relational Investors, L.P.	35,785
4/13/2004	Purchase	Relational Investors, L.P.	28,628
4/14/2004	Purchase	Relational Investors, L.P.	12,310
4/15/2004	Purchase	Relational Investors, L.P.	7,729
4/16/2004	Purchase	Relational Investors, L.P.	25,307
4/19/2004	Purchase	Relational Investors, L.P.	10,134
4/20/2004	Purchase	Relational Investors, L.P.	21,471
4/21/2004	Purchase	Relational Investors, L.P.	26,939
4/29/2004	Purchase	Relational Investors, L.P.	5,267
4/30/2004	Purchase	Relational Investors, L.P.	111,934
11/1/2004	Purchase	Relational Investors, L.P.	38,519
11/2/2004	Purchase	Relational Investors, L.P.	28,889
11/3/2004	Purchase	Relational Investors, L.P.	19,259
11/4/2004	Purchase	Relational Investors, L.P.	57,777
11/5/2004	Purchase	Relational Investors, L.P.	25,037
11/8/2004	Purchase	Relational Investors, L.P.	6,741
11/9/2004	Purchase	Relational Investors, L.P.	5,778
11/10/2004	Purchase	Relational Investors, L.P.	6,741
3/1/2004	Purchase	Relational Partners, L.P.	3,966
3/2/2004	Purchase	Relational Partners, L.P.	3,966
3/3/2004	Purchase	Relational Partners, L.P.	2,975
4/7/2004	Purchase	Relational Partners, L.P.	1,379
4/8/2004	Purchase	Relational Partners, L.P.	1,231
4/13/2004	Purchase	Relational Partners, L.P.	985
4/14/2004	Purchase	Relational Partners, L.P.	423
4/15/2004	Purchase	Relational Partners, L.P.	266
4/16/2004	Purchase	Relational Partners, L.P.	870

4/19/2004	Purchase	Relational Partners, L.P.	349
4/20/2004	Purchase	Relational Partners, L.P.	739
4/21/2004	Purchase	Relational Partners, L.P.	927
4/29/2004	Purchase	Relational Partners, L.P.	181
4/30/2004	Purchase	Relational Partners, L.P.	3,850
11/1/2004	Purchase	Relational Partners, L.P.	1,286
11/2/2004	Purchase	Relational Partners, L.P.	964
11/3/2004	Purchase	Relational Partners, L.P.	643
11/4/2004	Purchase	Relational Partners, L.P.	1,928
11/5/2004	Purchase	Relational Partners, L.P.	836
11/8/2004	Purchase	Relational Partners, L.P.	225
11/9/2004	Purchase	Relational Partners, L.P.	193
11/10/2004	Purchase	Relational Partners, L.P.	225
3/1/2004	Purchase	RH Fund 1, L.P.	63,259
3/2/2004	Purchase	RH Fund 1, L.P.	63,259
3/3/2004	Purchase	RH Fund 1, L.P.	47,444
4/7/2004	Purchase	RH Fund 1, L.P.	22,078
4/8/2004	Purchase	RH Fund 1, L.P.	19,713
4/13/2004	Purchase	RH Fund 1, L.P.	15,770
4/14/2004	Purchase	RH Fund 1, L.P.	6,781
4/15/2004	Purchase	RH Fund 1, L.P.	4,258
4/16/2004	Purchase	RH Fund 1, L.P.	13,941
4/19/2004	Purchase	RH Fund 1, L.P.	5,582
4/20/2004	Purchase	RH Fund 1, L.P.	11,828
4/21/2004	Purchase	RH Fund 1, L.P.	14,840
4/29/2004	Purchase	RH Fund 1, L.P.	2,901
4/30/2004	Purchase	RH Fund 1, L.P.	61,661
7/12/2004	Purchase	RH Fund 1, L.P.	58,400
10/1/2004	Purchase	RH Fund 1, L.P.	14,033
11/1/2004	Purchase	RH Fund 1, L.P.	25,429
11/2/2004	Purchase	RH Fund 1, L.P.	19,071
11/3/2004	Purchase	RH Fund 1, L.P.	12,714
11/4/2004	Purchase	RH Fund 1, L.P.	38,142
11/5/2004	Purchase	RH Fund 1, L.P.	16,528
11/8/2004	Purchase	RH Fund 1, L.P.	4,450
11/9/2004	Purchase	RH Fund 1, L.P.	3,815
11/10/2004	Purchase	RH Fund 1, L.P.	4,450
3/1/2004	Purchase	RH Fund 2, L.P.	90,435
3/2/2004	Purchase	RH Fund 2, L.P.	90,435
3/3/2004	Purchase	RH Fund 2, L.P.	67,826
4/7/2004	Purchase	RH Fund 2, L.P.	31,452
4/8/2004	Purchase	RH Fund 2, L.P.	28,082
4/13/2004	Purchase	RH Fund 2, L.P.	22,466
4/14/2004	Purchase	RH Fund 2, L.P.	9,660
4/15/2004	Purchase	RH Fund 2, L.P.	6,066
4/16/2004	Purchase	RH Fund 2, L.P.	19,860
4/19/2004	Purchase	RH Fund 2, L.P.	7,953
4/20/2004	Purchase	RH Fund 2, L.P.	16,849
4/21/2004	Purchase	RH Fund 2, L.P.	21,140

4/29/2004	Purchase	RH Fund 2, L.P.	4,133
4/30/2004	Purchase	RH Fund 2, L.P.	87,841
11/1/2004	Purchase	RH Fund 2, L.P.	26,014
11/2/2004	Purchase	RH Fund 2, L.P.	19,510
11/3/2004	Purchase	RH Fund 2, L.P.	13,006
11/4/2004	Purchase	RH Fund 2, L.P.	39,020
11/5/2004	Purchase	RH Fund 2, L.P.	16,908
11/8/2004	Purchase	RH Fund 2, L.P.	4,552
11/9/2004	Purchase	RH Fund 2, L.P.	3,902
11/10/2004	Purchase	RH Fund 2, L.P.	4,552
3/1/2004	Purchase	RH Fund 4, L.P.	15,730
3/2/2004	Purchase	RH Fund 4, L.P.	15,730
3/3/2004	Purchase	RH Fund 4, L.P.	11,798
4/7/2004	Purchase	RH Fund 4, L.P.	5,486
4/8/2004	Purchase	RH Fund 4, L.P.	4,898
4/13/2004	Purchase	RH Fund 4, L.P.	3,918
4/14/2004	Purchase	RH Fund 4, L.P.	1,685
4/15/2004	Purchase	RH Fund 4, L.P.	1,058
4/16/2004	Purchase	RH Fund 4, L.P.	3,464
4/19/2004	Purchase	RH Fund 4, L.P.	1,387
4/20/2004	Purchase	RH Fund 4, L.P.	2,939
4/21/2004	Purchase	RH Fund 4, L.P.	3,687
4/29/2004	Purchase	RH Fund 4, L.P.	721
4/30/2004	Purchase	RH Fund 4, L.P.	15,321
11/1/2004	Purchase	RH Fund 4, L.P.	7,524
11/2/2004	Purchase	RH Fund 4, L.P.	5,643
11/3/2004	Purchase	RH Fund 4, L.P.	3,762
11/4/2004	Purchase	RH Fund 4, L.P.	11,286
11/5/2004	Purchase	RH Fund 4, L.P.	4,891
11/8/2004	Purchase	RH Fund 4, L.P.	1,317
11/9/2004	Purchase	RH Fund 4, L.P.	1,129
11/10/2004	Purchase	RH Fund 4, L.P.	1,317
3/1/2004	Purchase	RH Fund 6, L.P.	19,992
3/2/2004	Purchase	RH Fund 6, L.P.	19,992
3/3/2004	Purchase	RH Fund 6, L.P.	14,994
4/7/2004	Purchase	RH Fund 6, L.P.	7,157
4/8/2004	Purchase	RH Fund 6, L.P.	6,391
4/13/2004	Purchase	RH Fund 6, L.P.	5,112
4/14/2004	Purchase	RH Fund 6, L.P.	2,198
4/15/2004	Purchase	RH Fund 6, L.P.	1,380
4/16/2004	Purchase	RH Fund 6, L.P.	4,519
4/19/2004	Purchase	RH Fund 6, L.P.	1,810
4/20/2004	Purchase	RH Fund 6, L.P.	3,834
4/21/2004	Purchase	RH Fund 6, L.P.	4,811
4/29/2004	Purchase	RH Fund 6, L.P.	941
4/30/2004	Purchase	RH Fund 6, L.P.	19,989
11/1/2004	Purchase	RH Fund 6, L.P.	4,083
11/2/2004	Purchase	RH Fund 6, L.P.	3,062
11/3/2004	Purchase	RH Fund 6, L.P.	2,042

11/4/2004	Purchase	RH Fund 6, L.P.	6,125
11/5/2004	Purchase	RH Fund 6, L.P.	2,654
11/8/2004	Purchase	RH Fund 6, L.P.	715
11/9/2004	Purchase	RH Fund 6, L.P.	612
11/10/2004	Purchase	RH Fund 6, L.P.	715
3/1/2004	Purchase	RH Fund 7, L.P.	11,301
3/2/2004	Purchase	RH Fund 7, L.P.	11,301
3/3/2004	Purchase	RH Fund 7, L.P.	8,476
4/7/2004	Purchase	RH Fund 7, L.P.	4,013
4/8/2004	Purchase	RH Fund 7, L.P.	3,583
4/13/2004	Purchase	RH Fund 7, L.P.	2,867
4/14/2004	Purchase	RH Fund 7, L.P.	1,233
4/15/2004	Purchase	RH Fund 7, L.P.	774
4/16/2004	Purchase	RH Fund 7, L.P.	2,534
4/19/2004	Purchase	RH Fund 7, L.P.	1,015
4/20/2004	Purchase	RH Fund 7, L.P.	2,150
4/21/2004	Purchase	RH Fund 7, L.P.	2,698
4/29/2004	Purchase	RH Fund 7, L.P.	527
4/30/2004	Purchase	RH Fund 7, L.P.	11,209
11/1/2004	Purchase	RH Fund 7, L.P.	1,971
11/2/2004	Purchase	RH Fund 7, L.P.	1,478
11/3/2004	Purchase	RH Fund 7, L.P.	985
11/4/2004	Purchase	RH Fund 7, L.P.	2,956
11/5/2004	Purchase	RH Fund 7, L.P.	1,281
11/8/2004	Purchase	RH Fund 7, L.P.	345
11/9/2004	Purchase	RH Fund 7, L.P.	296
11/10/2004	Purchase	RH Fund 7, L.P.	345

*
Relational Investors LLC represents separate accounts managed by Relational Investors LLC as a general investment manager. These purchases relate to purchases for or relating to those managed accounts.

**
Shares contributed to managed account by the holder.

If you have questions or need assistance in voting your shares, please call:

17 State Street, 10th Floor
New York, NY 10004
(866) 873-7015 (Toll Free)

Banks and Brokerage Firms please call:
(212) 440-9800

PLEASE DETACH PROXY CARD HERE

Preliminary Copy

PROXY

SPX CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF RELATIONAL INVESTORS LLC
FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints [            ] and [            ] and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of common stock, $10.00 par value per share, of SPX Corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the 2005 Annual Meeting of Stockholders of the Company to be held on [            ], 2005 at [            ], and at any and all adjournments, continuations or postponements thereof (the "Meeting"), as herein specified (or, if no direction is given, FOR the two director nominees named on the reverse side of this proxy card) and in such proxyholder's discretion upon any other matter than may properly come before the meeting.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND MAIL
YOUR WHITE PROXY CARD TODAY

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

Preliminary Copy

RELATIONAL INVESTORS LLC RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

Please mark boxes in blue or black ink.

1) ELECTION OF DIRECTORS David H. Batchelder and Ralph V. Whitworth		IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEROF.

FOR all nominees above ☐	WITHHOLD AUTHORITY to vote for all nominees ☐	Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2005 Annual Meeting of SPX Corporation and any adjournments, postponements, continuations or reschedulings thereof.
To withhold authority to vote for any individual nominee identified above, check the "FOR" box and write that nominee's name on the line provided below:
Signature (Please sign exactly as your name appears to the left)

Additional Signature (if held jointly)

Title or Authority

Dated: , 2005
(Please specify your FULL title when signing as attorney-in-fact, director or corporate officer.)

QuickLinks

RECENT DEVELOPMENTS
PROPOSAL FOR ELECTION OF DIRECTORS
INFORMATION ABOUT THE RELATIONAL FUNDS
BACKGROUND OF AND REASONS FOR THIS SOLICITATION
VOTE REQUIRED AND VOTES PER SHARE
CERTAIN INFORMATION CONCERNING THE RELATIONAL FUNDS AND THE OTHER PARTICIPANTS IN THE SOLICITATION
CERTAIN INTERESTS IN THE PROPOSAL AND WITH RESPECT TO SECURITIES OF THE ISSUER
PRINCIPAL SHAREHOLDERS
SECURITY OWNERSHIP BY DIRECTORS AND MANAGEMENT
PROXY SOLICITATION EXPENSES
STOCKHOLDERS' PROPOSALS IN COMPANY'S PROXY STATEMENT